Exhibit 99.37

MBNA MASTER CREDIT CARD TRUST II

SERIES 1999-A

KEY PERFORMANCE FACTORS
March 31, 2000



Expected B Maturity 02/17/2004


Blended Coupon 6.1990%


Excess Protection Level
3 Month Average   5.82%
March, 2000   5.93%
February, 2000   6.15%
January, 2000   5.38%


Cash Yield19.39%


Investor Charge Offs 4.70%


Base Rate 8.77%


Over 30 Day Delinquency 4.65%


Seller's Interest 8.73%


Total Payment Rate15.20%


Total Principal Balance$49,480,326,758.32


 Investor Participation Amount$500,000,000.00


Seller Participation Amount$4,321,526,239.83